Exhibit 10.9A

FIRST AMENDMENT

TO

SUBORDINATED NOTE AND LOAN AGREEMENT

This FIRST AMENDMENT TO SUBORDINATED NOTE AND LOAN AGREEMENT is entered into and effective as of July 26, 2013 (this “Amendment”), by and between VIVINT SOLAR, INC., a Delaware corporation (“Borrower”) and APX GROUP, INC., a Delaware corporation (“Lender”; and together with Borrower, the “Parties”, and each, a “Party”).

RECITALS

WHEREAS, Borrower and Lender entered into that certain Subordinated Note and Loan Agreement, dated as of December 27, 2012, in the original principal amount of Twenty Million Dollars ($20,000,000.00) (the “Original Note”). Any capitalized term used by not defined herein shall have the meaning ascribed to such term in the Original Note.

WHEREAS, Borrower and Lender each desire to amend the Original Note subject to the terms and conditions of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the Parties hereto agree as follows:

1. Amendment. The definition of “Expiration Date” in Section 1 of the Original Note is hereby amended and restated in its entirety to read as follows:

“Expiration Date” shall mean the first date upon which any of the following shall occur: (i) a Change of Control, (ii) an Event of Default, or (iii) January 1, 2016.

2. Miscellaneous.

(a) Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective heirs, legal representatives, successors, and permitted assigns. Except as otherwise expressly provided in this Amendment, or by operation of law, neither this Amendment nor any of the rights, interests, or obligations hereunder may be assigned by any Party without the prior written consent of the other Party.

(b) Entire Agreement. This Amendment and the Original Note constitute the entire agreement among the Parties and supersede all prior oral and written negotiations, communications, discussions and correspondence pertaining to the subject matter hereof.

(c) Amendments and Waivers. This Amendment may only be amended or modified by an instrument in writing signed by all of the Parties.

AMENDMENT TO
SUBORDINATED NOTE AND LOAN AGREEMENT
(APX Group, Inc.)

(d) Governing Law. THIS AMENDMENT, AND ANY INSTRUMENT OR AGREEMENT REQUIRED HEREUNDER (TO THE EXTENT NOT EXPRESSLY PROVIDED FOR THEREIN), SHALL BE GOVERNED BY, AND CONSTRUED UNDER, THE INTERNAL LAWS OF THE STATE OF UTAH, WITHOUT REFERENCE TO CONFLICTS OF LAWS RULES THEREOF.

(e) Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HEREBY WAIVES ITS RIGHTS TO A TRIAL BY JURY WITH RESPECT TO ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH PARTY HEREBY AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION 2(e) AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AMENDMENT, OR ANY PROVISION HEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS, OR MODIFICATIONS TO THIS AMENDMENT.

(f) Consent to Jurisdiction. Each Party irrevocably consents and agrees that any action, proceeding, or other litigation by or against any other Party or Parties with respect to any claim or cause of action based upon or arising out of or related to this Amendment or the transactions contemplated hereby, shall be brought and tried exclusively in the federal or state courts located in the City of Provo, County of Utah, in the State of Utah, and any such legal action or proceeding may be removed to the aforesaid courts. By execution and delivery of the Amendment, each Party accepts, for itself and in respect of its property, generally and unconditionally, the exclusive jurisdiction of the aforesaid courts. Each Party hereby irrevocably waives (i) any objection which it may now or hereafter have to the laying of venue with respect any such action, proceeding, or litigation arising out of or in connection with this Amendment or the transactions contemplated hereby brought in the aforesaid courts, and (ii) any right to stay or dismiss any such action, proceeding, or litigation brought before the aforesaid courts on the basis of forum non-conveniens. Each Party further agrees that personal jurisdiction over it may be affected by service of process by certified mail, postage prepaid, addressed as provided in the Original Note, and when so made shall be as if served upon it personally within the State of Utah.

(g) Counterparts. This Amendment may be executed by one or more of the Parties on any number of separate counterparts, by facsimile or email, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile or portable document format (“pdf”) signature page shall constitute an original for purposes hereof.

[SIGNATURE PAGES FOLLOW]

2	AMENDMENT TO
SUBORDINATED NOTE AND LOAN AGREEMENT
(APX Group, Inc.)

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed as of the day and year first written above.

BORROWER:
VIVINT SOLAR, INC., a Delaware corporation

By:	/s/ Paul Dickson
Name:	Paul Dickson
Title:	VP of Financing

[SIGNATURE PAGES CONTINUE ON FOLLOWING PAGE]

[SIGNATURE PAGE]

AMENDMENT TO
SUBORDINATED NOTE AND LOAN AGREEMENT
(APX Group, Inc.)

LENDER:
APX GROUP, INC., a Delaware corporation

By:	/s/ Dale R. Gerard
Name:	Dale R. Gerard
Title:	VP of Finance and Treasurer

[SIGNATURE PAGE]

AMENDMENT TO
SUBORDINATED NOTE AND LOAN AGREEMENT
(APX Group, Inc.)